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                                                                   EXHIBIT 10.61

                               CONSENT AGREEMENT


       THIS AGREEMENT dated as of ___________________, 1995, is made by and between LEGACY HEALTH SYSTEM, a ________________________, formerly known as HEALTHLINK, an Oregon nonprofit charitable corporation ("Landlord"), CROSSINGS INTERNATIONAL CORPORATION, a Washington corporation ("Assignor"), and NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation ("Assignee"), with reference to the following facts:

       A. Landlord and Assignor have entered into a Ground Lease, dated March 6, 1989 (the "Lease"), pursuant to which Landlord leased to Assignor certain real property in the County of Multnomah, Oregon, legally described in Exhibit A attached hereto (the "Property"). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Lease.

       B. Far West Federal Bank, S.B., a United States corporation ("Far West Bank") and Assignor have entered into a Construction Loan Agreement, dated March 31, 1989, pursuant to which Far West Bank made a loan to Assignor in the original principal sum of $3,115,200.00 (the "Far West Loan"). As security for the Far West Loan, Assignor executed and delivered to Far West Bank a Commercial Trust Deed, dated March 31, 1989 (the "Trust Deed"), recorded on April 4, 1989, under number book 2191, at page 289, in the real property records of Multnomah County, State of Oregon, affecting Assignor's leasehold interest in the Property.

       C. As a condition of the Far West Loan and as additional security therefor, Landlord joined Assignor in the execution of the Trust Deed and therein granted to Far West Bank a security interest in Landlord's fee simple interest in the Property.

       D. Capital Consultants, Inc., as agent for certain lenders ("Capital Consultants"), made a loan to Assignor on or about March 28, 1988, in the original principal sum of $400,000.00. In connection therewith, Assignor executed and delivered to Capital Consultants a promissory note, dated March 28, 1988, in favor of Capital Consultants, which was amended and restated by: (i) that certain Promissory Note dated March 31, 1989; (ii) that certain Agreement Amending Promissory Note, dated August 13, 1990; and (iii) that certain Third Amendment to Loan Documents, dated July 1, 1992, the original principal sum of which was amended to $600,000.00 (the "Capital Consultants' Loan").

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       E.     To secure payment of the Capital Consultants' Loan, Assignor executed and delivered to Capital Consultants a Deed of Trust, Assignment of Rents and Security Agreement, dated March 31, 1989, recorded on April 4, 1989, in Book 2191, at Page 333, in the real property records of Multnomah County, Oregon, affecting Assignor's leasehold interest in the Property.

       F. Assignor and Assignee now wish to enter into an agreement pursuant to which Assignee will purchase from Assignor all Assignor's interest in the Property and the improvements thereon, and Assignee will simultaneously sublease the Property and the improvements thereon to New Crossings Corporation, Washington corporation ("New Crossings") (the "Transaction"). In connection with the Transaction, Assignor intends to use a portion of the proceeds from the Transaction to prepay in full the Far West Loan and the Capital Consultants' Loan.

       G. As of the close of this transaction, or shortly thereafter, assignor will be a wholly owned subsidiary of New Crossings.

       H. Assignor has now requested that Landlord enter into this Agreement to evidence Landlord's consent to Assignor's assignment to Assignee of Assignor's leasehold interest in the Property, Assignee's assumption of Assignor's obligations under the Lease, and Assignee's simultaneous sublease of the leasehold interest to New Crossings, all upon the terms and conditions of this Agreement.

       I. Landlord acknowledges that it will benefit from the prepayment of the Far West Loan and the Capital Consultants' Loan and therefore is willing to grant the request of Assignor as set forth in this Agreement.

              NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1. Consent to Assignment and Assumption. Landlord hereby acknowledges notice of, and hereby consents to the assignment by Assignor to Assignee of all of Assignor's right, title and interest in, to and under, the Lease, and to the assumption by Assignee of all of Assignor's obligations and liabilities under the Lease (the "Assignment").

       2. Consent to Sublease of Property. Landlord hereby acknowledges notice of, and hereby consents to the sublease by Assignee to New Crossings of all of Assignee's right, title and interest in, to and under, the Lease, which sublease shall occur simultaneously with the Assignment.

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       3.     Release of Liability.  Landlord hereby releases the Assignor from all duties, obligations and liabilities arising under or by reason of the Lease on and after the date of the Assignment.

       4. Payment of Deferred Rent. In satisfaction of Assignor's obligations under, and in accordance with the terms of, Section 3.04 of the Lease, Assignor agrees to pay Landlord on the date of the Assignment, the unpaid balance of Deferred Rent A and Deferred Rent B as of the date of the Assignment. As of November 30, 1995, Deferred Rent in the amount of $89,203.71 was due and owing Landlord. The per diem Deferred Rent is $23.83. At the closing of the transaction by and between Assignor and Assignee, Assignor shall pay Landlord the total unpaid balance of Deferred Rent A and Deferred Rent B.

       5. Amendment of Lease. Upon the execution of this Agreement, the parties hereto agree to enter into an amendment of the Lease, substantially in the form of Exhibit B (the "Lease Amendment"), which shall be effective upon the Assignment and which, among other things, amends the Lease so that as of the date of the Assignment, rent will no longer be deferred.

       6. Waiver of Right of First Refusal. Landlord hereby unconditionally waives any and all rights of first refusal it may have, including without limitation the right of first refusal granted in Section 22 of the Lease, specifically relating to the sale of Assignor's interest in the Property and the improvements thereon to Assignee. Landlord's waiver of its right of first refusal with respect to the transaction between Assignor and Assignee shall in no way be deemed to be a waiver of its right of first refusal granted in Section 22 of the Lease with respect to any subsequent transaction.

       7. Successors and Assigns. This Agreement shall inure to the benefit of and shall be binding upon the parties and their respective successors and assigns, but no party may assign or delegate any of its rights or obligations under this Agreement without the prior written consent of the other party.

       8. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

       9. Entire Agreement; Amendment. This Agreement and the Lease Amendment constitute the entire agreement and supersedes all prior agreements and understandings, written or oral, between the parties, with respect to their subject matter. This Agreement may be amended only by a written instrument signed by all parties hereto.

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       10.    Counterparts.  This Agreement may be signed in several
counterparts, each of which shall be an original, but all of which together shall constitute the same instrument.

       11. Captions. The captions in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

       12. Memorandum of Lease. Landlord and Assignee shall, promptly upon the request of either, enter into a short form memorandum of the Lease, in form suitable for recording under the laws of the state of Oregon, in which reference to the Lease shall be made. The party requesting such recordation shall pay all costs and expenses of preparing and recording such memorandum of the Lease.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



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                                             LEGACY HEALTH SYSTEM, a
                                             ___________________, formerly known
                                             as HEALTHLINK, an Oregon nonprofit
                                             charitable corporation


                                             By ________________________________
                                                Its ____________________________

STATE OF OREGON      )
                     ) ss.
COUNTY OF _________  )


       This document was acknowledged before me on _____________________, 1995, by ___________________________ as _______________________ of LEGACY HEALTH
SYSTEM.


                                     ___________________________________________
                                     Notary Public for the State of Oregon.
(SEAL)                               My Commission expires ____________________.



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                                             CROSSINGS INTERNATIONAL
                                             CORPORATION, a Washington
                                             corporation


                                             By ________________________________
                                                Its ____________________________

STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF _________  )


       This document was acknowledged before me on _____________________, 1995, by ___________________________ as _______________________ of CROSSINGS
INTERNATIONAL CORPORATION.


                                     ___________________________________________
                                     Notary Public for the State of Washington.
(SEAL)                               My Commission expires ____________________.



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                                             NATIONWIDE HEALTH PROPERTIES, INC.
                                             a Maryland corporation


                                             By /s/ T. Andrew Stokes
                                                --------------------------------
                                                Its  Vice President
                                                    ----------------------------

STATE OF __________  )
                     ) ss.
COUNTY OF _________  )


       This document was acknowledged before me on _____________________, 1995, by ___________________________ as _______________________ of NATIONWIDE HEALTH
PROPERTIES, INC.


                                     ___________________________________________
                                     Notary Public for the State of ___________.
(SEAL)                               My Commission expires ____________________.



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STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF ORANGE        )


       On December 15, 1995, before me, the undersigned personally appeared T. ANDREW STOKES, personally known to me - OR - ___ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


                                   Witness my hand and official seal.


                                   /s/ Linn Pearce
                                   ---------------------------
                                   Signature of Notary

                                   [SEAL LINN PEARCE
                                    COMM. #1007450
                                    Notary Public - California
                                    ORANGE COUNTY
                                    My Comm. Expires OCT 24, 1997]
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AFTER RECORDING RETURN TO:

O'Melveny & Myers
610 Newport Center Drive, Suite 1700
Newport Beach, CA 92660
Attention: Tracy D. Johnson, Esq.
           (614,055-78)




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